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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY                       STATE OF ORGANIZATION AND TYPE OF ENTITY   DATE OF ORGANIZATION
------------------                       ----------------------------------------   --------------------
HCRI Pennsylvania Properties, Inc.       Pennsylvania corporation                   November 1, 1993
HCRI Overlook Green, Inc.                Pennsylvania corporation                   July 9, 1996
HCRI Texas Properties, Inc.              Delaware corporation                       December 27, 1996
HCRI Texas Properties, Ltd.              Texas limited partnership                  December 30, 1996
HCRI Friendship, LLC                     Virginia limited liability company         February 21, 1997
HCRI St. Charles, LLC                    Virginia limited liability company         February 21, 1997
HCRI Satyr Hill, LLC                     Virginia limited liability company         November 24, 1997
Health Care REIT International, Inc.     Delaware corporation                       February 11, 1998
HCN Atlantic GP, Inc.                    Delaware corporation                       February 20, 1998
HCN Atlantic LP, Inc.                    Delaware corporation                       February 20, 1998
HCRI Nevada Properties, Inc.             Nevada corporation                         March 27, 1998
HCRI Southern Investments I, Inc.        Delaware corporation                       June 11, 1998
HCRI Louisiana Properties, L.P.          Delaware limited partnership               June 11, 1998
HCN BCC Holdings, Inc.                   Delaware corporation                       September 25, 1998
HCRI Tennessee Properties, Inc.          Delaware corporation                       September 25, 1998
HCRI Limited Holdings, Inc.              Delaware corporation                       September 25, 1998
Pennsylvania BCC Properties, Inc.        Pennsylvania corporation                   September 25, 1998
HCRI North Carolina Properties, LLC      Delaware limited liability company         December 10, 1999
HCRI Massachusetts Properties, Inc.      Delaware corporation                       March 17, 2000
HCRI Massachusetts Properties Trust      Massachusetts trust                        March 30, 2000
HCRI Indiana Properties, Inc.            Delaware corporation                       June 15, 2000
HCRI Indiana Properties, LLC             Indiana limited liability company          June 16, 2000
HCRI Holdings Trust                      Massachusetts trust                        September 9, 2000
HCRI Maryland Properties, LLC            Maryland limited liability company         July 19, 2001
HCRI Massachusetts Properties Trust II   Massachusetts trust                        September 26, 2001
HCRI Beachwood, Inc.                     Ohio corporation                           October 11, 2001
HCRI Broadview, Inc.                     Ohio corporation                           October 11, 2001
HCRI Westlake, Inc.                      Ohio corporation                           October 11, 2001
HCRI Westmoreland, Inc.                  Delaware corporation                       October 16, 2001
HCRI Wisconsin Properties, LLC           Wisconsin limited liability company        December 11, 2001
HCRI North Carolina Properties I, Inc.   North Carolina corporation                 January 1, 2002
HCRI North Carolina Properties II, Inc.  North Carolina corporation                 January 1, 2002
HCRI North Carolina Properties III,      North Carolina limited partnership         January 1, 2002
  Limited Partnership
HCRI Kentucky Properties, LLC            Kentucky limited liability company         January 7, 2002
HCRI Laurel, LLC                         Maryland limited liability company         January 17, 2002
HCRI Mississippi Properties, Inc.        Mississippi corporation                    March 28, 2002
HCRI Illinois Properties, LLC            Delaware limited liability company         August 21, 2002
HCRI Missouri Properties, LLC            Delaware limited liability company         August 21, 2002
HCRI Surgical Properties, LLC            Ohio limited liability company             September 30, 2002
HCRI Tucson Properties, Inc.             Delaware corporation                       November 14, 2002
HCRI Stonecreek Properties, LLC          Delaware limited liability company         June 25, 2003
HCRI Cold Spring Properties, LLC         Delaware limited liability company         June 25, 2003
HCRI Eddy Pond Properties Trust          Massachusetts trust                        June 26, 2003

NAME OF SUBSIDIARY                       STATE OF ORGANIZATION AND TYPE OF ENTITY   DATE OF ORGANIZATION
------------------                       ----------------------------------------   --------------------
HCRI Investments, Inc.                   Delaware corporation                       July 30, 2003
HCRI Forest City Holdings, Inc.          North Carolina corporation                 August 19, 2003
HCRI Asheboro Holdings, Inc.             North Carolina corporation                 August 19, 2003
HCRI Smithfield Holdings, Inc.           North Carolina corporation                 August 19, 2003
HCRI Greenville Holdings, Inc.           North Carolina corporation                 August 19, 2003
HCRI Forest City Properties, LP          North Carolina limited partnership         August 19, 2003
HCRI Asheboro Properties, LP             North Carolina limited partnership         August 19, 2003
HCRI Smithfield Properties, LP           North Carolina limited partnership         August 19, 2003
HCRI Greenville Properties, LP           North Carolina limited partnership         August 19, 2003
HCRI Kirkland Properties, LLC            Delaware limited liability company         August 22, 2003
HCRI Ridgeland Pointe Properties, LLC    Delaware limited liability company         August 22, 2003
HCRI Drum Hill Properties, LLC           Delaware limited liability company         August 22, 2003
HCRI Fairmont Properties, LLC            Delaware limited liability company         August 22, 2003
HCRI Abingdon Holdings, Inc.             North Carolina corporation                 September 10, 2003
HCRI Gaston Place Holdings, Inc.         North Carolina corporation                 September 10, 2003
HCRI Gaston Manor Holdings, Inc.         North Carolina corporation                 September 10, 2003
HCRI Eden Holdings, Inc.                 North Carolina corporation                 September 10, 2003
HCRI Weddington Park Holdings, Inc.      North Carolina corporation                 September 10, 2003
HCRI Union Park Holdings, Inc.           North Carolina corporation                 September 10, 2003
HCRI Concord Place Holdings, Inc.        North Carolina corporation                 September 10, 2003
HCRI Salisbury Holdings, Inc.            North Carolina corporation                 September 10, 2003
HCRI Burlington Manor Holdings, Inc.     North Carolina corporation                 September 10, 2003
HCRI Skeet Club Manor Holdings, Inc.     North Carolina corporation                 September 10, 2003
HCRI High Point Manor Holdings, Inc.     North Carolina corporation                 September 10, 2003
HCRI Hickory Manor Holdings, Inc.        North Carolina corporation                 September 10, 2003
HCRI Statesville Place Holdings I, Inc.  North Carolina corporation                 September 10, 2003
HCRI Statesville Place Holdings II,      North Carolina corporation                 September 10, 2003
  Inc.
HCRI Abingdon Properties, LP             North Carolina limited partnership         September 10, 2003
HCRI Gaston Place Properties, LP         North Carolina limited partnership         September 10, 2003
HCRI Gaston Manor Properties, LP         North Carolina limited partnership         September 10, 2003
HCRI Eden Properties, LP                 North Carolina limited partnership         September 10, 2003
HCRI Weddington Park Properties, LP      North Carolina limited partnership         September 10, 2003
HCRI Union Park Properties, LP           North Carolina limited partnership         September 10, 2003
HCRI Concord Place Properties, LP        North Carolina limited partnership         September 10, 2003
HCRI Salisbury Properties, LP            North Carolina limited partnership         September 10, 2003
HCRI Burlington Manor Properties, LP     North Carolina limited partnership         September 10, 2003
HCRI Skeet Club Manor Properties, LP     North Carolina limited partnership         September 10, 2003
HCRI High Point Manor Properties, LP     North Carolina limited partnership         September 10, 2003
HCRI Hickory Manor Properties, LP        North Carolina limited partnership         September 10, 2003
HCRI Statesville Place Properties I, LP  North Carolina limited partnership         September 10, 2003
HCRI Statesville Place Properties II,    North Carolina limited partnership         September 10, 2003
  LP
HCRI Chicago Properties, Inc.            Delaware corporation                       November 18, 2003